Exhibit 99.1
Secureworks Reports Second Quarter Fiscal 2021 Results

News Summary
•32 percent sequential growth in annual recurring revenue from its Red Cloak™ Threat Detection and Response (TDR) and Managed Detection and Response (MDR) offerings.
•Second quarter revenue of $138.5 million.
•GAAP gross margin increased to a record 56.7 percent during the quarter, and non-GAAP gross margin increased to a record 59.7 percent, as Secureworks leveraged its resilient workforce to help global customers safely operate in their evolving remote environment.
•Extended software portfolio with announcement regarding intent to acquire Delve Laboratories, Inc. to address customers’ needs for increased automation and to eliminate manual efforts to reduce vulnerability, as well as enterprise risk.
•Continued go-to-market momentum with the launch of the Secureworks Global Partner Program in May to extend reach to even more customers worldwide.

ATLANTA, Ga, Sept. 9, 2020 - Secureworks (NASDAQ: SCWX), the essential cybersecurity company for the digitally connected world, today announced financial results for its second fiscal quarter, which ended on July 31, 2020.

Second Quarter Fiscal 2021 Financial Results Highlights
•For the second quarter of fiscal 2021, both GAAP and non-GAAP revenue increased 1.4 percent to $138.5 million from $136.6 million in the second quarter of fiscal 2020.
•GAAP gross margin increased to 56.7 percent in the second quarter of fiscal 2021 from 53.4 percent in the same period last year. Non-GAAP gross margin increased to 59.7 percent from 56.3 percent in the second quarter of fiscal 2020.
•GAAP net loss was $1.2 million, or $0.02 per share, in the second quarter of fiscal 2021, improved from $10.3 million, or $0.13 per share, in the same prior year period. Non-GAAP net income was $8.4 million, or $0.10 per share, in the second quarter of fiscal 2021, compared with a non-GAAP net loss of $0.7 million, or $0.01 per share, in the same prior year period.
•Adjusted EBITDA for the quarter increased to $13.1 million from $1.3 million in the second quarter of fiscal 2020.
•Secureworks ended the second quarter with $181.5 million in cash and cash equivalents.
“The second quarter of fiscal 2021 was strong for our evolution to a software-driven security company, as we topped more than 200 customers on our cloud-based SaaS security analytics platform," said Michael R. Cote, Chief Executive Officer of Secureworks. "For more than 20 years, our purpose has been to outpace and outmaneuver adversaries to protect customers worldwide. I am extremely pleased with the progress we’re making to accelerate our multi-year strategy, further build upon our expertise in security operations, and continue to drive a collaborative, community-based approach to cybersecurity in order to meet the digital transformation needs of our customers in this dynamic environment.”
“We’re pleased with our second quarter fiscal 2021 results and our continued momentum, with a year-over-year reduction in GAAP net loss, year-over-year improvement in adjusted EBITDA and records for both GAAP and non-GAAP gross margin percentage,” said Paul Parrish, Chief Financial Officer of Secureworks.

Highlights include:
•The Company topped more than 200 Customers on its Red Cloak TDR™ cloud-based SaaS security analytics platform.
•During the second quarter of fiscal 2021, differentiated customer value drove continued momentum in the Company’s SaaS-based solutions, with a 100 percent growth rate in both customers and annual recurring revenue from its Red Cloak™ TDR software and MDR offerings in the first half of this year.
•The Company’s June Global Threat Intelligence Summit was attended by more than 1,200 customers and prospects.
•More than 100 new partners signed up for the Secureworks’ Global Partner Program in its first 90 days.
•Secureworks invited the cybersecurity community to participate and collaborate against adversaries by publishing threat actor profiles on its corporate website on “who’s who in the cyber-criminal world.”

Conference Call Information
As previously announced, the Company will hold a conference call to discuss its second quarter fiscal 2021 results on Sept. 9, 2020, at 8:00 a.m. U.S. ET. A live audio webcast of the conference call and the related supplemental financial information will be accessible on the Company’s website at http://investors.secureworks.com. The webcast and supplemental information will be archived at the same location for one year.

Operating Metrics
Annual Recurring Revenue. The Company defines recurring revenue as the value of its subscription contracts as of a particular date. Because the Company uses recurring revenue as a leading indicator of future annual revenue, it includes operational backlog. Operational backlog is defined as the recurring revenue associated with pending contracts, which are contracts that have been sold but for which the service period has not yet commenced.

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net  income (loss), non-GAAP earnings (loss) per share and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of each of the foregoing non-GAAP financial measures to the most directly comparable GAAP financial measure is provided below for each of the fiscal periods indicated.

Special Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes. Such forward-looking statements reflect the Company’s current analysis of existing trends and information. These forward-looking statements represent the Company’s judgment only as of the date of this press release.
Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties and other factors, including those relating to, among others: the Company’s ability to achieve or maintain profitability; the Company’s ability to enhance its existing solutions and technologies and to develop or acquire new solutions and technologies; the rapidly evolving market in which the Company operates; the Company’s reliance on personnel with extensive information security expertise; fluctuations in the Company’s quarterly results and other operating measures; intense competition in the Company’s markets; the Company’s ability to attract new customers, retain existing customers and increase its annual contract values; the Company’s reliance on customers in the financial services industry; the Company’s ability to manage its growth effectively; the Company’s ability to maintain high-quality client service and support functions; terms of the Company’s service level agreements with customers that require credits for service failures or inadequacies; the Company’s ability to continue expansion of its sales force; the Company’s long and unpredictable sales cycles; risks associated with the Company’s international sales and operations; the effect of Brexit on the Company’s operations; the Company’s ability to expand its key distribution relationships; the Company’s technology alliance partnerships; real or perceived defects, errors or vulnerabilities in the Company’s solutions or the failure of its solutions to prevent a security breach; the risks associated with cyber attacks or other data security incidents; the effect of adverse legislative or regulatory tax changes or unfavorable outcomes in tax audits and other tax compliance matters; the ability of the Company’s solutions to interoperate with its customers’ IT infrastructure; the Company’s ability to use third-party technologies; the effect of evolving information security and data privacy laws and regulations on the Company’s business; the Company’s ability to maintain and enhance its brand; risks associated with the Company’s acquisition of other businesses; the Company’s recognition of revenue ratably over the terms of its managed security and threat intelligence contracts; estimates or judgments relating to the Company’s critical accounting policies; the Company’s exposure to fluctuations in currency exchange rates; the effect of governmental export or import controls on the Company’s business; the Company’s compliance with the Foreign Corrupt Practices Act and similar laws; the Company’s ability to maintain effective disclosure controls and procedures; the effect of natural disasters, public health issues and other catastrophic events on the Company’s ability to serve its customers, including the coronavirus (COVID-19) pandemic; the Company’s reliance on patents to protect its intellectual property rights; the Company’s ability to protect, maintain or enforce its non-patented intellectual property rights and proprietary information; claims by third parties of infringement of their proprietary technology by the Company; the Company’s use of open source technology; and risks related to the Company’s relationship with Dell Technologies Inc. and Dell Inc. and control of the Company by Dell Technologies Inc.
This list of risks, uncertainties and other factors is not complete. The Company discusses these matters more fully, as well as certain risk factors that could affect the Company’s business, financial condition, results of operations and prospects, under the caption “Risk Factors” in the Company’s annual report on Form 10-K, as well as in the Company’s other SEC filings.  Any or all forward-looking statements the Company makes may turn out to be wrong and can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether as a result of circumstances or events that arise after the date the statements are made, new information or otherwise.

About Secureworks
Secureworks® (NASDAQ: SCWX), a global cybersecurity leader, enables our customers and partners to outpace and outmaneuver adversaries with more precision, so they can rapidly adapt and respond to market forces to meet their business needs. With a unique combination of cloud-native, SaaS security platform and intelligence-driven security solutions, informed by 20+ years of threat intelligence and research, no other security platform is grounded and informed with this much real-world experience.
www.secureworks.com

Contact Information
Investor Inquiries:
Richie Downum
Investor Relations Director
404-235-1021
rdownum@secureworks.com
Media Inquiries:
Ashley Vandiver
Corporate Communications
404-432-8657
avandiver@secureworks.com

(Tables Follow)

SECUREWORKS CORP.
Condensed Consolidated Statements of Operations and Related Financial Highlights
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31, 2020	August 2, 2019	July 31, 2020	August 2, 2019
Net revenue	$138,476	$136,605	$279,657	$269,447
Cost of revenue	59,900	63,595	122,809	126,436
Gross margin	78,576	73,010	156,848	143,011
Research and development	24,109	24,863	48,182	47,505
Sales and marketing	35,624	38,047	73,076	76,240
General and administrative	21,800	25,146	49,316	48,784
Total operating expenses	81,533	88,056	170,574	172,529
Operating loss	(2,957)	(15,046)	(13,726)	(29,518)
Interest and other, net	30	1,950	1,023	2,218
Loss before income taxes	(2,927)	(13,096)	(12,703)	(27,300)
Income tax benefit	(1,700)	(2,836)	(3,940)	(8,770)
Net loss	$(1,227)	$(10,260)	$(8,763)	$(18,530)

Loss per common share (basic and diluted)	$(0.02)	$(0.13)	$(0.11)	$(0.23)

Weighted-average common shares outstanding (basic and diluted)	81,417	80,674	81,177	80,571

Percentage of Total Net Revenue
Gross margin	56.7%	53.4%	56.1%	53.1%
Research and development	17.4%	18.2%	17.2%	17.6%
Sales and marketing	25.7%	27.9%	26.1%	28.3%
General and administrative	15.7%	18.4%	17.6%	18.1%
Operating expenses	58.9%	64.5%	61.0%	64.0%
Operating loss	(2.1)%	(11.0)%	(4.9)%	(11.0)%
Loss before income taxes	(2.1)%	(9.6)%	(4.5)%	(10.1)%
Net loss	(0.9)%	(7.5)%	(3.1)%	(6.9)%
Effective tax rate	58.1%	21.7%	31.0%	32.1%
Note: Percentage growth rates are calculated based on underlying data in thousands

SECUREWORKS CORP.
Condensed Consolidated Statements of Financial Position
(in thousands)
(unaudited)

	July 31, 2020	January 31, 2020
Assets:
Current assets:
Cash and cash equivalents	$181,494	$181,838
Accounts receivable, net	108,406	111,798
Inventories, net	705	746
Other current assets	28,134	27,449
Total current assets	318,739	321,831
Property and equipment, net	22,184	27,606
Operating lease right-of-use assets, net	21,415	23,463
Goodwill	416,487	416,487
Intangible assets, net	165,898	180,052
Other non-current assets	77,003	78,592
Total assets	$1,021,726	$1,048,031
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$19,696	$18,690
Accrued and other	78,956	98,855
Short-term deferred revenue	174,948	175,847
Total current liabilities	273,600	293,392
Long-term deferred revenue	11,329	12,690
Operating lease liabilities, non-current	22,215	24,669
Other non-current liabilities	49,015	50,400
Total liabilities	356,159	381,151
Stockholders' equity	665,567	666,880
Total liabilities and stockholders' equity	$1,021,726	$1,048,031

SECUREWORKS CORP.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended
	July 31, 2020	August 2, 2019
Cash flows from operating activities:
Net loss	$(8,763)	$(18,530)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	20,872	21,148
Stock-based compensation expense	11,594	10,525
Effects of exchange rate changes on monetary assets and liabilities denominated in foreign currencies	(1,242)	(1,650)
Income tax benefit	(3,940)	(8,770)
Other non cash impacts	150	1,830
Provision for doubtful accounts	1,314	1,026
Changes in assets and liabilities:
Accounts receivable	2,352	20,147
Net transactions with parent	3,822	(12,902)
Inventories	41	(622)
Other assets	3,537	5,514
Accounts payable	1,507	7,423
Deferred revenue	(1,784)	7,175
Accrued and other liabilities	(23,437)	(19,082)
Net cash used in operating activities	6,023	13,232
Cash flows from investing activities:
Capital expenditures	(1,709)	(10,659)
Net cash used in investing activities	(1,709)	(10,659)
Cash flows from financing activities:
Taxes paid on vested restricted shares	(4,658)	(8,072)
Purchases of stock for treasury	—	(6,377)
Net cash used in financing activities	(4,658)	(14,449)
Net decrease in cash and cash equivalents	(344)	(11,876)
Cash and cash equivalents at beginning of the period	181,838	129,592
Cash and cash equivalents at end of the period	$181,494	$117,716

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with GAAP. A detailed discussion of the Company’s reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Non-GAAP Financial Measures” in our periodic reports filed with the SEC. The Company encourages investors to review its GAAP results in conjunction with the presentation of non-GAAP financial measures.

(Tables Follow)

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31, 2020	August 2, 2019	July 31, 2020	August 2, 2019
GAAP and non-GAAP revenue	$138,476	$136,605	$279,657	$269,447

GAAP gross margin	$78,576	$73,010	$156,848	$143,011
Amortization of intangibles	3,648	3,560	7,108	6,970
Stock-based compensation expense	398	396	753	656
Non-GAAP gross margin	$82,622	$76,966	$164,709	$150,637

GAAP research and development expenses	$24,109	$24,863	$48,182	$47,505
Stock-based compensation expense	(1,097)	(985)	(2,388)	(2,161)
Non-GAAP research and development expenses	$23,012	$23,878	$45,794	$45,344

GAAP sales and marketing expenses	$35,624	$38,047	$73,076	$76,240
Stock-based compensation expense	(882)	(917)	(1,623)	(1,698)
Non-GAAP sales and marketing expenses	$34,742	$37,130	$71,453	$74,542

GAAP general and administrative expenses	$21,800	$25,146	$49,316	$48,784
Amortization of intangibles	(3,524)	(3,524)	(7,047)	(7,047)
Stock-based compensation expense	(3,330)	(3,311)	(6,830)	(6,010)
Non-GAAP general and administrative expenses	$14,946	$18,311	$35,439	$35,727

GAAP operating loss	$(2,957)	$(15,046)	$(13,726)	$(29,518)
Amortization of intangibles	7,172	7,083	14,155	14,017
Stock-based compensation expense	5,707	5,609	11,594	10,525
Non-GAAP operating income (loss)	$9,922	$(2,354)	$12,023	$(4,976)

GAAP net loss	$(1,227)	$(10,260)	$(8,763)	$(18,530)
Amortization of intangibles	7,172	7,083	14,155	14,017
Stock-based compensation expense	5,707	5,609	11,594	10,525
Aggregate adjustment for income taxes	(3,278)	(3,092)	(6,081)	(8,559)
Non-GAAP net income (loss)	$8,374	$(660)	$10,905	$(2,547)

GAAP loss per share	$(0.02)	$(0.13)	$(0.11)	$(0.23)
Amortization of intangibles	0.08	0.08	0.17	0.17
Stock-based compensation expense	0.07	0.07	0.14	0.13
Aggregate adjustment for income taxes	(0.04)	(0.04)	(0.07)	(0.11)
Non-GAAP earnings (loss) per share *	$0.10	$(0.01)	$0.13	$(0.03)

* Sum of reconciling items may differ from total due to rounding of individual components

GAAP net loss	$(1,227)	$(10,260)	$(8,763)	$(18,530)
Interest and other, net	(30)	(1,950)	(1,023)	(2,218)
Income tax benefit	(1,700)	(2,836)	(3,940)	(8,770)
Depreciation and amortization	10,386	10,783	20,872	21,148
Stock-based compensation expense	5,707	5,609	11,594	10,525
Adjusted EBITDA	$13,136	$1,346	$18,740	$2,155

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
Percentage of Total Net Revenue	July 31, 2020	August 2, 2019	July 31, 2020	August 2, 2019

GAAP gross margin	56.7%	53.4%	56.1%	53.1%
Non-GAAP adjustment	3.0%	2.9%	2.8%	2.8%
Non-GAAP gross margin	59.7%	56.3%	58.9%	55.9%

GAAP research and development expenses	17.4%	18.2%	17.2%	17.6%
Non-GAAP adjustment	(0.8)%	(0.7)%	(0.8)%	(0.8)%
Non-GAAP research and development expenses	16.6%	17.5%	16.4%	16.8%

GAAP sales and marketing expenses	25.7%	27.9%	26.1%	28.3%
Non-GAAP adjustment	(0.6)%	(0.7)%	(0.5)%	(0.6)%
Non-GAAP sales and marketing expenses	25.1%	27.2%	25.6%	27.7%

GAAP general and administrative expenses	15.7%	18.4%	17.6%	18.1%
Non-GAAP adjustment	(4.9)%	(5.0)%	(4.9)%	(4.8)%
Non-GAAP general and administrative expenses	10.8%	13.4%	12.7%	13.3%

GAAP operating loss	(2.1)%	(11.0)%	(4.9)%	(11.0)%
Non-GAAP adjustment	9.3%	9.3%	9.2%	9.2%
Non-GAAP operating income (loss)	7.2%	(1.7)%	4.3%	(1.8)%

GAAP net loss	(0.9)%	(7.5)%	(3.1)%	(6.9)%
Non-GAAP adjustment	6.9%	7.0%	7.0%	6.0%
Non-GAAP net income (loss)	6.0%	(0.5)%	3.9%	(0.9)%